SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 27, 2003

Peregrine Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State of Incorporation or Organization)	000-22209 (Commission File Number)	95-3773312 (I.R.S. Employer Identification No.)
3611 Valley Centre Drive, San Diego, California (Address of Principal Executive Offices)		92130 (Zip Code)

Registrant’s telephone number, including area code:

(858) 481-5000

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events
Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 5.     Other Events

      On February 27, 2003, Peregrine Systems, Inc. (“PSI”) filed with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) a stipulation regarding a tentative agreement that PSI has reached with the Official Committee of Unsecured Creditors (the “Stipulation”). Pursuant to the Stipulation, Messrs. John Moores, Christopher Cole, Charles Noell and Thomas Wartous will resign from the PSI Board of Directors. Following such resignations, the Board will consist of Gary Greenfield, the Chief Executive Officer of PSI, and Thomas Weatherford, who will be elected to the Board pursuant to the Stipulation. The Board will retain retired Bankruptcy Judge Erwin I. Katz as a consultant to the Board to perform those functions more fully described in the Stipulation. Additionally, PSI and the Official Committee of Unsecured Creditors have agreed to name retired Bankruptcy Judge Ralph Mabey as a mediator to assist with finalizing PSI’s plan of reorganization.

      The Bankruptcy Court entered an order on February 27, 2003 approving the Stipulation, subject to the conditions set forth therein. A copy of the Stipulation is filed herewith as Exhibit 99.1. PSI issued a press release on February 25, 2003 describing the principal terms of the Stipulation. A copy of this press release is filed herewith as Exhibit 99.2.

Item 9.     Regulation FD Disclosure

      On February 28, 2003, PSI filed with the Bankruptcy Court its audited consolidated financial statements as of March 31, 2002 and 2001 and for the three years ended March 31, 2002 (collectively, the “Financial Statements”). The consolidated financial statements for the fiscal years ended March 31, 2001 and 2000 have been restated as described in Note 3 to the Financial Statements. Exhibit 99.3 to this Current Report on Form 8-K contains the Financial Statements and the report of PricewaterhouseCoopers LLP, independent accountants, with respect to the Financial Statements.

     Limitation on Incorporation by Reference

      In accordance with general instruction B.2 of Form 8-K, certain information in this report (including the Financial Statements submitted herewith) is furnished pursuant to Item 9 of Form 8-K. Accordingly, such information: (a) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, and shall not otherwise be subject to liabilities of that section, and (b) shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth in such filing.

      This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

*   *   *

SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEREGRINE SYSTEMS, INC.

By:	/s/ KEN SEXTON

Ken Sexton
Executive Vice President & Chief Financial Officer

Dated: February 28, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Stipulation by and between Debtors and Official Committee of Unsecured Creditors
99.2	Press release, dated February 25, 2003
99.3	Audited Consolidated Financial Statements as of March 31, 2002 and 2001 and for the three years ended March 31, 2002